Filed pursuant to 497(k)

File Nos. 333-84639 and 811-09521

MANAGERS AMG FUNDS

YACKTMAN FUND

Supplement dated December 2, 2013 to the Summary Prospectus dated April 29, 2013,

as supplemented December 2, 2013

The following information supplements and supersedes any information to the contrary relating to Yacktman Fund (the “Fund”), a series of Managers AMG Funds, contained in the Fund’s Summary Prospectus dated April 29, 2013, as supplemented December 2, 2013.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus dated April 29, 2013, as supplemented December 2, 2013, and statement of additional information, dated April 29, 2013, are incorporated by reference into this summary prospectus.

Effective December 31, 2013 (“Effective Date”), the Fund will be closed to new investors, except as noted below.

All shareholders of the Funds as of the close of business of the Funds on December 30, 2013, may continue to purchase shares of the Funds, including (A) shareholders who hold an account directly with the Fund; and (B) those shareholders of the Funds as of the close of business on December 30, 2013, 2013, who are invested in the Funds through (1) a financial intermediary account, (2) a financial platform, (3) a defined contribution plan, (4) the ManagersChoice® program or other asset allocation program (collectively, “financial intermediaries”).

A defined contribution plan or asset allocation program that has accounts or client assets invested in the Fund as of the close of business on December 30, 2013, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. A registered investment adviser that has accounts or client assets invested in the Fund whether directly or through an omnibus structure as of the close of business on December 30, 2013, regardless of whether such registered investment adviser is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. As of the Effective Date, the Fund will only accept new shareholders from other financial intermediaries in the discretion of Managers Investment Group LLC, the Fund’s investment advisor, or Yacktman Asset Management LP (“Yacktman”), the Fund’s subadvisor (collectively, “Fund Management”). In addition, Fund Management may, in its discretion, permit new accounts in the Fund to be opened by certain investors (which may include directors, trustees, officers and employees of Fund Management and its affiliates), including but not limited to, those investors whose investment in the Fund, in the sole discretion of Fund Management, would not affect Yacktman’s ability to effectively manage the Fund.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. The Fund reserves the right to modify this policy at any time.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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